SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 6, 2004

(Date of earliest event reported)

INDEPENDENT BANK CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Union St. Rockland, Massachusetts		02370

(Address of principal executive offices)		(Zip Code)

(781) 878-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
SIGNATURE
Ex-99.1 Press Release dated May 6, 2004

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 6, 2004, Independent Bank Corp. announced by press release the receipt of New Markets Tax Credit award from the United States Treasury Department. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORP.
By:	/s/Denis K. Sheahan
Denis K. Sheahan
Chief Financial Officer and Treasurer

     Date: May 6, 2004.